UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                   811-01935
                                    ------------------------------------------

                           Eagle Growth Shares, Inc.
------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

          1200 North Federal Highway, Suite 424, Boca Raton, FL 33432
------------------------------------------------------------------------------
          (Address of principal executive offices)          (Zip code)

                         Baxter Financial Corporation
          1200 North Federal Highway, Suite 424, Boca Raton, FL 33432
------------------------------------------------------------------------------
                   (Name and address of agent for service)

Registrant's telephone number, including area code: (561) 395-2155
                                                   ---------------------------

Date of fiscal year end:   November 30, 2005
                         -----------------------------------------------------

Date of reporting period:  December 1, 2004 - November 30, 2005
                         -----------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

                         EAGLE GROWTH SHARES, INC.


PRESIDENT'S LETTER - January 9, 2006

Dear shareholders,

The action of the U.S. stock market in 2005 can best be called indecisive. The economy performed well under the influence of our President's tax cuts and the Federal Reserve's historically low interest rates. The last half of the year saw the Fed continue to gradually increase interest rates, holding the nation's economic horses to a trot, avoiding the risk of a stampede.

The Conference Board, a private business research group, stated its consumer confidence index rose to 103.6 in December. This is the highest reading since August. Growth in jobs, declining gasoline prices, and a robust United States economy have given consumers an upbeat outlook. The consumer's mood is now as sunny as it was before the 2005 hurricane season darkened the horizon.

We look for economic growth of less than the 3.6% increase in Gross Domestic Product experienced in 2005. We suspect the Fed is near the end of its program of interest rate increases. While the housing price balloon appears to be leaking air, the enormous amounts of cash held by corporations should help offset softening real estate prices.

The global economic outlook is positive, with China and India exhibiting strong growth. Europe is essentially flat, while the economies of Latin America are mixed, with Brazil holding promise. These are some of the cross currents in this age of globalization.

During the second half of our fiscal year, a number of stocks in the portfolio were sold. We eliminated P.F. Chang's China Bistro from the portfolio because same store sales were growing at a slower rate. Shares of Silgan Holdings were sold for a loss to help offset the realized gains in P.F. Chang. Penn National Gaming was sold at a profit because it was negatively affected by Hurricane Katrina. Our position in Pixar was reduced by 25 percent; we believed it was time to take some of our profit "off the table". The innovative people at Pixar are seeking to work out a new alliance with a major entertainment complex on more advantageous terms than the present arrangement with Disney.

We reduced our position in Lennar by one half with a gain. The homebuilding wave appears to have crested. In the same vein, CapitalOne Financial was reduced by a half with a gain. Both companies are affected by rising interest rates.

Three thousand shares of Administaff and five thousand shares of NATCO Group were purchased because the earnings of both stocks are anticipated to increase rapidly and the prices still look reasonable.

We made no additional new investments during the second half of the fiscal year in the belief that better opportunities were just over the horizon in 2006. The portfolio is 86.2% invested in equities and 13.4% invested in short term instruments which can be quickly invested in the opportunities we expect in 2006.

                                        Very truly yours,
                                        /s/ Donald H. Baxter
                                        Donald H. Baxter
                                        President

Comparison of the change in value of $10,000 investment in Eagle Growth Shares and the Fund's benchmark, the Standard & Poor's 500 Composite Stock Index*

The printed report shows a line graph with the following points.
            EAGLE       S&P
            GROWTH      500
            SHARES      INDEX*
11/30/95    $10,000     $10,000
11/30/96    $10,499     $12,786
11/30/97    $11,929     $16,432
11/30/98    $11,720     $20,320
11/30/99    $11,964     $24,566
11/30/00    $12,390     $23,530
11/30/01    $15,175     $20,653
11/30/02    $14,239     $17,243
11/30/03    $17,636     $19,845
11/30/04    $18,139     $22,397
11/30/05    $19,841     $24,288

      Average Annual Total Returns as of 11/30/05

                        1 Year      5 Years     10 Years
                        --------------------------------
N.A.V Only	          9.39%       9.88%       7.96%

S.E.C. Standardized**     0.09%       7.94%       7.00%


The return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be more or less than their original cost. Past performance is not predictive of future performance. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

 * The Standard & Poor's 500 Composite Stock Index is a widely recognized unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and reinvestment of dividends.

** The maximum sales charge of 8.5% was taken from the initial investment when calculating the SEC standardized return figures.





PORTFOLIO SUMMARY BY INDUSTRY - NOVEMBER 30, 2005

                                   % of                                   % of
                                    Net                                    Net
                                 Assets                                 Assets
                                --------                               --------
U.S. Treasury Bill                 13.4%  Education                        3.8%
Food Distribution                   6.8   Human Resources                  3.6
Insurance                           6.7   Agribusiness Products            3.2
Waste Management Services           6.6   Oil & Gas Equipment/Services     3.1
Business Supplies & Services        6.1   Transportation Services          2.9
Health Care Plans                   6.1   Retail Supermarket               2.6
Real Estate                         6.0   Packaging                        2.2
Aerospace/Defense                   5.5   Financial Services               2.2
Pharmaceuticals Distribution        5.2   Healthcare Facilities            2.0
Movie/TV Production & Distribution  4.5   Scientific & Technical Equipment 1.9
Construction                        3.9   Apparel                          1.3
                                                                         -----
                                          Total Investments               99.6
                                          Other Assets, less Liabilities    .4
                                                                         -----
                                                                         100.0%
                                                                         =====

                           EAGLE GROWTH SHARES, INC.

PORTFOLIO OF INVESTMENTS  - NOVEMBER 30, 2005

 Shares                                                              Value
--------                                                           ----------
                              COMMON STOCKS - 86.2%
                            AEROSPACE/DEFENSE - 5.5%
   750     *Alliant Techsystems Inc . . . . . . . . . . . . . . .  $   56,910
 2,000      L-3 Communications Holdings, Inc. . . . . . . . . . .     149,000
                                                                   ----------
                                                                      205,910
                                                                   ----------
                          AGRIBUSINESS PRODUCTS - 3.2%
 2,200      Bunge Limited . . . . . . . . . . . . . . . . . . . .     117,700
                                                                   ----------
                                 APPAREL - 1.3%
 2,000     *Rocky Shoes & Boots, Inc. . . . . . . . . . . . . . .      47,860
                                                                   ----------
                      BUSINESS SUPPLIES & SERVICES - 6.1%
 6,000      Harland (John H.) Co. . . . . . . . . . . . . . . . .     226,800
                                                                   ----------
                               CONSTRUCTION - 3.9%
 4,000      Chicago Bridge & Iron Co. N.V.  . . . . . . . . . . .     103,560
   750      Lennar Corp. Cl "A" . . . . . . . . . . . . . . . . .      43,260
                                                                   ----------
                                                                      146,820
                                                                   ----------
                                EDUCATION - 3.8%
 4,000     *Bright Horizons Family Solutions, Inc.  . . . . . . .     141,520
                                                                   ----------
                            FINANCIAL SERVICES - 2.2%
 1,000      CapitalOne Financial Corp.  . . . . . . . . . . . . .      83,060
                                                                   ----------
                            FOOD DISTRIBUTION - 6.8%
 5,000     *Performance Food Group Co.  . . . . . . . . . . . . .     142,000
 4,000     *United Natural Foods, Inc.  . . . . . . . . . . . . .     112,320
                                                                   ----------
                                                                      254,320
                                                                   ----------
                            HEALTH CARE PLANS - 6.1%
 5,000     *Humana, Inc.  . . . . . . . . . . . . . . . . . . . .     229,150
                                                                   ----------
                          HEALTHCARE FACILITIES - 2.0%
 2,000     *LifePoint Hospitals, Inc. . . . . . . . . . . . . . .      76,100
                                                                   ----------
                             HUMAN RESOURCES - 3.6%
 3,000      Administaff, Inc. . . . . . . . . . . . . . . . . . .     135,150
                                                                   ----------
                                INSURANCE - 6.7%
 1,000      AFLAC Inc.  . . . . . . . . . . . . . . . . . . . . .      48,000
 3,000      Leucadia National Corp. . . . . . . . . . . . . . . .     142,140
 1,000      Mercury General Corp. . . . . . . . . . . . . . . . .      59,300
                                                                   ----------
                                                                      249,440
                                                                   ----------


 Shares                                                              Value
--------                                                           ----------
                    Movie/TV Production & Distribution - 4.5%
 3,000     *Pixar Inc.  . . . . . . . . . . . . . . . . . . . . .  $  166,320
                                                                   ----------
                       Oil & Gas Equipment/Services - 3.1%
 5,000     *Natco Group, Inc. . . . . . . . . . . . . . . . . . .     116,000
                                                                   ----------
                                Packaging - 2.2%
 2,000      Ball Corp.  . . . . . . . . . . . . . . . . . . . . .      82,440
                                                                   ----------
                       Pharmaceuticals Distribution - 5.2%
 2,000     *Hospira, Inc. . . . . . . . . . . . . . . . . . . . .      88,300
 2,000     *Medco Health Solutions, Inc.  . . . . . . . . . . . .     107,300
                                                                   ----------
                                                                      195,600
                                                                   ----------
                               Real Estate - 6.0%
10,000      United Dominion Realty Trust, Inc.  . . . . . . . . .     223,900
                                                                   ----------
                            Retail-Supermarket - 2.6%
 5,000     *Kroger Co.  . . . . . . . . . . . . . . . . . . . . .      97,300
                                                                   ----------
                     Scientific & Technical Equipment - 1.9%
 1,500     *Dionex Corp.  . . . . . . . . . . . . . . . . . . . .      70,845
                                                                   ----------
                         Transportation Services - 2.9%
 1,500      Expeditors International of Washington, Inc.  . . . .     106,515
                                                                   ----------
                        Waste Management Services - 6.6%
 4,000     *Stericycle Inc. . . . . . . . . . . . . . . . . . . .     245,280
                                                                   ----------

Total Value of Common Stocks (Cost $1,824,235). . . . . . . . . .   3,218,030
                                                                   ----------

Principal
  Amount
---------
                         Short-Term Investments - 13.4%
$ 500M      U.S. Treasury Bill 2.90% due 12/01/2005
               (Cost $500,000). . . . . . . . . . . . . . . . . .     500,000
                                                                   ----------

Total Value of Investments (Cost $2,324,235)# . . . . . .  99.6%    3,718,030
Other Assets, less Liabilities  . . . . . . . . . . . . .   0.4        15,454
                                                          -----    ----------
Net Assets  . . . . . . . . . . . . . . . . . . . . . . . 100.0%   $3,733,484
                                                          =====    ==========

* Non-income producing security.
# Aggregate cost for tax purposes is $2,324,235.
% Represents percentage of net assets.



                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 2005

ASSETS
   Investments in securities, at value
     (identified cost $2,324,235) (Note 1A)....                    $3,718,030
   Cash........................................                        22,862
   Other assets................................                         1,393
                                                                   ----------
     TOTAL ASSETS..............................                     3,742,285


LIABILITIES
   Accrued advisory and administrative fees....          $3,111
   Other accrued expenses......................           5,690
                                                     ----------
     TOTAL LIABILITIES.........................                         8,801
                                                                   ----------
NET ASSETS.....................................                    $3,733,484
                                                                   ==========


NET ASSETS CONSIST OF:
   Capital paid-in.............................                   $1,952,167
   Accumulated net realized gain on investments                      387,522
   Net unrealized appreciation in value of
     investments...............................                    1,393,795
                                                                  ----------
     NET ASSETS for 259,420 shares outstanding                    $3,733,484
                                                                  ==========

SAMPLE PRICE COMPUTATION
   Net asset value per share
     ($3,733,484 / 259,420 shares).............                       $14.39
   Sales commission:  8 1/2% of offering price*                         1.34
                                                                      ------
   Offering price (adjusted to nearest cent) ..                       $15.73
                                                                      ======
   Redemption price............................                       $14.39
                                                                      ======

*On purchases of $10,000 or more the offering price is reduced.

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF OPERATIONS - YEAR ENDED NOVEMBER 30, 2005

INVESTMENT INCOME
    Dividends..................................$ 23,552
    Interest...................................   9,994
                                               --------
          Total Income.........................              $ 33,546

EXPENSES (Note 3):
    Transfer agent and dividend disbursing
         agent's fees and expenses............   30,613
    Professional fees.........................   30,502
    Investment advisory fee ..................   27,736
    Registration fees.........................   13,791
    Administrative fee........................    9,245
    Reports and notices to shareholders.......    6,226
    Custodian fees............................    5,224
    Fund accounting agent's fees..............    3,904
    Other expenses............................    5,305
                                               --------
          Total Expenses......................  132,546
          Less: Fees paid indirectly..........    2,652
                                               --------
          Net expenses........................                129,894
                                                             --------

          Net investment loss.................                (96,348)

REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS (Note 4):
    Net realized gain on investments........... 387,853
    Net unrealized appreciation of
        investments............................  41,036
                                               --------
          Net gain on investments..............               428,889
                                                             --------
NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS.................................              $332,541
                                                             ========

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS - YEARS ENDED NOVEMBER 30, 2005 AND 2004

                                                       2005          2004
                                                    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS:

  OPERATIONS
   Net investment loss............................  $  (96,348)      (92,811)
   Net realized gain on investments...............     387,853       554,752
   Net unrealized appreciation (depreciation)
     of investments...............................      41,036      (375,793)
                                                    ----------    ----------
     Net increase in net assets resulting
        from operations...........................     332,541        86,148


  DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain on investments
    ($2.322 and $.065 per share, respectively)......  (533,916)     ( 16,367)

  CAPITAL SHARE TRANSACTIONS
   Increase (decrease)in net assets resulting from
     capital share transactions (Note 2)..........     391,503      (322,491)
                                                    ----------    ----------
     Net increase (decrease) in net assets........     190,128      (252,710)


NET ASSETS
  Beginning of year...............................   3,543,356     3,796,066
                                                    ----------    ----------
  End of year.....................................  $3,733,484    $3,543,356
                                                    ==========    ==========

                       See notes to financial statements

                           EAGLE GROWTH SHARES, INC.


NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
    Eagle Growth Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund's investment objective is to achieve growth of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   A. Security Valuation - securities listed on national exchanges are valued at the closing sales price on November 30, 2005, while securities trading on the NASDAQ National Market are valued at the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair values as determined in accordance with procedures approved by the Board of Directors. Short-term obligations are stated at amortized cost which approximates fair value.

   B. Federal Income Taxes - no provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve the Fund from all, or substantially all, such taxes.

   C. Distributions to Shareholders - the Fund distributes its net investment income, if any, and net realized gains annually. Income and capital gain distributions which are determined in accordance with income tax regulations are recorded on the ex-dividend date.

   D. Use of Estimates - the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual amounts could differ from those estimates.

   E. Other - the Fund records security transactions on the trade date. Dividend income is recognized on the ex-dividend date. Interest income and estimated expenses are accrued daily.

   The Fund indemnifies its officers and directors for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

                        EAGLE GROWTH SHARES, INC.

2. CAPITAL STOCK
    As of November 30, 2005, 10,000,000 shares of $0.10 par value capital stock were authorized. Transactions in shares of capital stock were as follows:

                                    2005                   2004
                            --------------------   --------------------
                             Shares      Amount     Shares      Amount
                            --------   ---------   --------   ---------

Shares sold . . . . . . .    13,818    $ 193,872     13,796   $ 198,873
Shares issued in
reinvestment of
distributions . . . . . .    35,952      493,619      1,087      15,921
Shares redeemed . . . . .   (20,811)    (295,988)   (37,240)   (537,285)
                            --------   ---------   --------   ---------
  Net increase (decrease)    28,959    $ 391,503    (22,357)  $(322,491)
                            ========   =========   ========   =========

3. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
    Baxter Financial Corporation (BFC) is the investment advisor and the administrator of the Fund. Certain officers and a director of the Fund are also officers and a director of BFC.

   As investment advisor, BFC supervises the Fund's investments on a continuous basis and provides the Fund with investment advice and recommendations for an annual fee equal to .75% of the first $200 million of net assets, .625% of net assets between $200 million and $400 million, and .50% of net assets in excess of $400 million.

   As the Fund's administrator, BFC is responsible for providing overall supervision of the Fund's administrative operations and receives an annual fee of .25% of the average net assets of the Fund.

   Both the investment advisory fee and the administrative fee are payable monthly, based on month-end net asset values of the Fund.

   BFC also serves as the underwriter of the Fund. For the year ended November 30, 2005, BFC received $1,407 in commissions from the sale of Fund shares.

   During the year ended November 30, 2005, directors of the Fund who are not affiliated with BFC received directors' fees aggregating $1,550, and the Fund's custodian provided credits in the amount of $2,652 against custodian charges based on the uninvested cash balances of the Fund.

   Keith Edelman serves as the Fund's Chief Compliance Officer (CCO). Mr. Edelman is also an employee of BFC and a Vice President of the Fund. For the year ended November 30, 2005, the Fund's CCO salary expense for Mr. Edelman amounted to $439.


4. INVESTMENT TRANSACTIONS
    For the year ended November 30, 2005, purchases and sales of investment securities, other than short-term notes, aggregated $740,363 and $876,455, respectively. The specific identification method is used to determine tax cost basis when calculating realized gains and losses.

                         EAGLE GROWTH SHARES, INC.

5. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS
    The tax character of distributions paid during the years ended November 30, 2005 and 2004 was entirely from long-term capital gains.

    As of November 30, 2005, the components of net assets on a tax basis were as follows:

    Undistributed long-term gain  . . . . . . . . . . . . . . $  387,522
    Gross unrealized appreciation . . . . . . . . . . . . . .  1,416,211
    Gross unrealized depreciation . . . . . . . . . . . . . .    (22,416)
    Capital paid-in . . . . . . . . . . . . . . . . . . . . .  1,952,167
                                                              ----------
       Total  . . . . . . . . . . . . . . . . . . . . . . . . $3,733,484
                                                              ==========

6. YEAR-END DISTRIBUTION
    Realized gains from security transactions are distributed to shareholders in December following the end of the Fund's fiscal year. A distribution of $1.503 per share from realized gains was declared on December 12, 2005. The distribution is payable on December 28, 2005 to shareholders of record on December 27, 2005.


7. RECLASSIFICATION OF PERMANENT DIFFERENCES
    As a result of differing book/tax treatment of net investment loss, on November 30, 2005, undistributed net investment income was increased and capital paid-in was decreased by $96,348. This reclassification had no effect on the net assets of the Fund.

                            EAGLE GROWTH SHARES, INC.


                              FINANCIAL HIGHLIGHTS
        (For a Share of Capital Stock Outstanding Throughout Each Year)



                                              Year Ended November 30,
                                    ------------------------------------------
SELECTED PER SHARE DATA              2005     2004     2003     2002     2001
-----------------------             ------   ------   ------   ------   ------


Net Asset Value,
   Beginning of Year............... $15.38   $15.02   $12.67   $14.93   $12.19
                                    ------   ------   ------   ------   ------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss).......  (0.37)   (0.40)   (0.34)   (0.33)   (0.33)
Net Realized & Unrealized Gain
  (Loss) on Investments............   1.70     0.83     3.22    (0.43)    3.07
                                    ------   ------   ------   ------   ------
Total From Investment Operations...   1.33     0.43     2.88    (0.76)    2.74
                                    ------   ------   ------   ------   ------
LESS DISTRIBUTIONS FROM:
Net Realized Gains.................   2.32     0.07     0.53     1.50     --
                                    ------   ------   ------   ------   ------
Net Asset Value, End of Year....... $14.39   $15.38   $15.02   $12.67   $14.93
                                    ======   ======   ======   ======   ======

TOTAL RETURN*(%)...................   9.39     2.85    23.85    (6.17)   22.48
-------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year
  (in thousands)................... $3,733   $3,543   $3,796   $3,295   $3,496

Ratio to Average Net Assets:
  Expenses (%).....................   3.58     3.57     3.39     3.23     3.44
  Net Income (Loss) (%)............  (2.61)   (2.65)   (2.59)   (2.40)   (2.25)

Portfolio Turnover Rate (%)........     23       25       33       84       55

* Calculated without sales charge.

                      See notes to financial statements

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM





To the Shareholders and Board of
Directors of Eagle Growth Shares, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Eagle Growth Shares, Inc., as of November 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended November 30, 2005 and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eagle Growth Shares, Inc., at November 30, 2005, the results of its operations, the changes in its net assets and its financial highlights for each of the years presented, in conformity with accounting principles generally accepted in the United States of America.


                                       BRIGGS, BUNTING & DOUGHERTY, LLP


Philadelphia, Pennsylvania
December 16, 2005 (Except for Note 6 as to which the date is December 28, 2005)

                            EAGLE GROWTH SHARES, INC.



INFORMATION ABOUT YOUR FUND'S EXPENSES - For the six months ended November 30, 2005

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire semi-annual period, June 1, 2005 through November 30, 2005.

This table illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund in the first line under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to provide examples of expenses calculated and based on an assumed 5% annual return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Eagle Growth Shares does not charge redemption fees or exchange fees, but these fees may be present in other funds to which you compare the Fund. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                           BEGINNING       ENDING
                         ACCOUNT VALUE  ACCOUNT VALUE   EXPENSE  EXPENSES PAID
                           06/01/05       11/30/05       RATIO   DURING PERIOD#
                         -------------  -------------   -------  --------------
Actual Fund Return*  . .    $1,000        $1,039.00       3.58%      $18.30

Hypothetical 5% Return .    $1,000        $1,007.12       3.58%      $18.01

* The actual total return for the six-month period ended November 30, 2005 was 3.90%. The actual total return figure assumes the reinvestment of all dividends and capital gain distributions, if any.
# Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

                              EAGLE GROWTH SHARES, INC.


OFFICERS AND DIRECTORS

The names, ages, length of service, principal business occupations for at least the past five years and other directorships of the officers and Directors of the Fund are listed below. In most cases, more than five years of business experience is included in order to present shareholders with a better awareness of the Directors' experience. All officers and Directors hold identical positions with Philadelphia Fund, Inc., a registered investment company also advised by Baxter Financial Corporation, and with the Fund. The Directors do not serve a specified term of office. Each Director will hold office until the termination of the Fund or his resignation, retirement, incapacity, removal or earlier death. The address of each Director and officer is 1200 North Federal Highway, Suite 424, Boca Raton, FL 33432. Additional information about the Board is available in the Fund's Statement of Additional Information which can be obtained free of charge by calling (800) 749-9933.


INDEPENDENT DIRECTORS

Thomas J. Flaherty      Director (Since 1989)                         Age:(81)
                        Audit Committee Member (Since 2001)

Retired. Formerly, Executive Vice President, Philadelphia Fund, Inc.; formerly, President, Eagle Growth Shares, Inc.; formerly, President and Director, Universal Programs, Inc. and Eagle Advisory Corporation (investment advisors); formerly, Partner, Fahnestock & Co., Inc.

Kenneth W. McArthur     Director (Since 1987)                         Age:(70)
                        Audit Committee Chairman (Since 2001)

Chairman, Shurway Capital Corp. (private investment company); Trustee, BMO Mutual Funds (Canadian registered investment company); Trustee & Investment Committee Member, Canada Post Pension Fund; Lead Director, Oppenheimer Holdings, Inc. (financial services holding company); formerly, Vice President and Director, Nesbitt Investment Management; formerly, President, Chief Executive Officer, and Director, Fahnestock & Co., Inc. (securities brokerage); formerly, Senior Vice President and Chief Financial Officer, Nesbitt Thomson Inc. (holding company).

Robert L. Meyer        Director (Since 1989)                          Age:(65)
                       Audit Committee Member (Since 2001)

President, Ehrlich Meyer Associates, Inc. (investment management); Chartered Financial Analyst; formerly, Principal Officer, Convergent Capital Corporation (holding company); formerly, Director, Vice President, and Senior Vice President, Fahnestock & Co., Inc.

                          EAGLE GROWTH SHARES, INC.

Donald P. Parson       Director (Since 1987)                          Age:(64)
                       Audit Committee Member (Since 2001)

Counsel, Satterlee Stephens Burke & Burke LLP; Vice Chairman and Director, Home Diagnostics, Inc. (medical device company); formerly, Chairman of the Board, Syracuse University College of Law.


INTERESTED PERSONS

Donald H. Baxter       Director and President (Since 1989)            Age:(62)

Director, President, and Treasurer, Baxter Financial Corporation; Director and President, Universal Programs International Limited (distributor); formerly, Director, Sunol Molecular Corp. (biotechnology); formerly, Director, Great Eastern Bank; formerly, Director, Frost Hanna Capital Group (publicly registered acquisition company); formerly, Managing Member, Crown Capital Asia Limited Liability Company (private investment company); formerly, Managing Member, Baxter Biotech Ventures Limited Company (private investment company); formerly, Portfolio Manager, Nesbitt Thomson Asset Management Inc.

Ronald F. Rohe         Vice President, Secretary,                     Age:(62)
                       and Treasurer (Since 1990)

Chief Operating Officer and Marketing Director, Baxter Financial Corporation; Secretary, Universal Programs International Limited (distributor); formerly, registered representative, Paine Webber Incorporated.

Keith A. Edelman       Vice President and Chief                       Age:(40)
                       Compliance Officer (Since 2004)

Director of Operations and Director of Computer Operations, Baxter Financial Corporation; Director of Operations, Philadelphia Fund, Inc.; Director of Operations, Eagle Growth Shares, Inc.

Diane M. Sarro        Vice President (since 2005)                     Age:(41)

Director of Shareholder Services, Baxter Financial Corporation, Philadelphia Fund, Inc., and Eagle Growth Shares, Inc.

                                     EAGLE GROWTH SHARES

OFFICERS
Donald H. Baxter, Chairman and President
Ronald F. Rohe, Vice President/Secretary/Treasurer
Keith A. Edelman, Vice President/Chief Compliance Officer
Diane M. Sarro, Vice President/Director of Shareholder Services


DIRECTORS
Donald H. Baxter
Thomas J. Flaherty
Kenneth W. McArthur
Robert L. Meyer
Donald P. Parson


EAGLE GROWTH SHARES, INC.
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 (561) 395-2155


INVESTMENT ADVISOR, ADMINISTRATOR AND UNDERWRITER
BAXTER FINANCIAL CORP.,
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432


CUSTODIAN
U.S. BANK, N.A., 425 Walnut Street, Cincinnati, OH 45202


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
UNIFIED FUND SERVICES, INC.
P.O. Box 6110, Indianapolis, IN 46206-6110

LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, LLP, Philadelphia, PA


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BRIGGS, BUNTING & DOUGHERTY, LLP, Philadelphia, PA

       Eagle Growth Shares, Inc.
       1200 North Federal Highway
[LOGO] Suite 424
       Boca Raton, FL 33432
       (561) 395-2155




The Fund files its complete schedule of              EAGLE
portfolio holdings with the Securities               GROWTH
and Exchange Commission (SEC) for the                SHARES, INC
first and third quarters of each fiscal
year on Form N-Q. The Fund's Forms N-Q
are available on the SEC's website                   [LOGO]
at http://www.sec.gov, by calling the
Fund at 1-800-749-9933, and may be
reviewed and copied at the SEC's Public
Reference Room.  Information on the
operation of the SEC's Public Reference
Room may be obtained by calling
1-800-SEC-0300.

The Fund's proxy voting policies and
procedures and how the Fund voted proxies
relating to portfolio securities during
the most recent 12-month period ended
June 30, 2005 are available without charge
(i) upon request, by calling 1-800-749-9933;
(ii) by writing to the Fund at the above
address; and (iii) on the SEC website at                   ANNUAL REPORT
www.sec.gov.

                                                         NOVEMBER 30, 2005
You will find important information
about EAGLE GROWTH SHARES, INC. - its
investment policy and management, past
record, the method of calculating
the per-share net asset value and the
sales commission included in the public
offering price - in the current
prospectus. This report is submitted
for the general information of the
Fund's shareholders. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective prospectus.

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. During the period covered by the report, no amendments were made to the provisions of this code of ethics. During the period covered by the report, the registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics. The registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of this Form N-CSR.

         The registrant's Code Of Business Ethics for Principal Executive and Financial Officers is available, without charge, upon request, by writing to the above address, or by calling 1-800-749-9933.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The registrant's Board of Directors has determined that Mr. Kenneth W. McArthur meets the definition of "audit committee financial expert" as such term is defined in the instructions to Item 3(a) of Form N-CSR. In addition, Mr. McArthur is an "independent" member of the Audit Committee, as defined in the Item 3(a)(2) of Form N-CSR. Mr. McArthur also serves as the Audit Committee Chairman.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

         (a) Audit Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows.

             For the fiscal year ended 11/30/05:  $9,950
             For the fiscal year ended 11/30/04:  $9,800

         (b) Audit-Related Fees. No fees were billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this item.

         (c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows. The preparation of Federal and state income tax returns and Federal excise tax returns comprised the fees disclosed under this category.

             For the fiscal year ended 11/30/05:  $1,400
             For the fiscal year ended 11/30/04:  $1,300

         (d) All Other Fees. No fees were billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item.

         (e)(1) The Audit Committee Charter of the Board requires that the Audit Committee (a) pre-approve, and to recommend to the Board, the selection, retention or termination of the independent auditors to provide audit, review or attest services to the Fund, and, in connection therewith, to evaluate the independence of the auditors, and, in connection therewith, to receive the auditors' specific representations as to their independence; (b) pre-approve all non-audit services to be provided to the Fund by the independent auditors when, without such pre-approval, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards; (c) approve all non-audit services to be provided by the Fund's independent auditors to the Fund's investment adviser or to any entity that controls, is controlled by or is under common control with the Fund's investment adviser and that provides ongoing services to the Fund, when, without such pre-approval by the Committee, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards; and (d) establish, if deemed necessary or appropriate as an alternative to Audit Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Audit Committee, subject to subsequent Audit Committee review or oversight.

         (e)(2) None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

         (f) Not applicable.

         (g) There were no non-audit fees billed by the registrant's accountant for services rendered to the registrant other than those described above. No non-audit fees were billed by the registrant's accountant for services rendered to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

         (h) Not applicable.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable to registrant, which is an open-end management investment company.


ITEM 6.  SCHEDULE OF INVESTMENTS.

         Not applicable; full Schedule of Investments filed under Item 1 of this report.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable to registrant, which is an open-end management investment company.


ITEM 8.  PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable to registrant, which is an open-end management investment company.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not applicable to registrant, which is an open-end management investment company.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         The registrant's Nominating Committee (the "Committee") is responsible for selecting and nominating persons for election or appointment to the registrant's Board of Directors as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from "Qualifying Shareholders," so long as such recommendations are presented with appropriate background material concerning the nominee, and which demonstrates the candidate's ability to serve as a Director of the registrant, including as a Disinterested Board member, in accordance with the criteria set forth in the Charter.

         A "Qualifying Shareholder" is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 5% or more of the registrant's outstanding shares; (ii) has been a shareholder of 5% or more of the registrant's total outstanding shares for 12 months or more prior to submitting the recommendation to the Committee; and
         (iii) provides a written notice to the Committee containing the information required by the Charter.


ITEM 11. CONTROLS AND PROCEDURES.

        (a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (the "Procedures") within 90 days of the filing of this report, and have concluded that the Procedures are effective in providing reasonable assurances that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

        (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

        (a)(1) The registrant's Code Of Business Ethics for Principal Executive and Financial Officers required by Item 2(a) is attached as an exhibit hereto.

           (2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                  SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Eagle Growth Shares, Inc.
 --------------------------------------------------------------------

By (Signature and Title)* /s/ Donald H Baxter
 -------------------------------------------------------
  Donald H. Baxter, Chief Executive Officer

Date  January 26, 2006
 ---------------------

 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Donald H. Baxter
 -------------------------------------------------------
  Donald H. Baxter, Chief Executive Officer

Date  January 26, 2006
 ---------------------

By (Signature and Title)* /s/ Ronald F. Rohe
 -------------------------------------------------------
  Ronald F. Rohe, Chief Financial Officer

Date  January 26, 2006
 ---------------------

* Print the name and title of each signing officer under his or her signature.